UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

June 25, 2021

Date of Report (date of earliest event reported)

The Beachbody Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39735	85-3222090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3301 Exposition Blvd, Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 883-9000

Forest Road Acquisition Corp.

1177 Avenue of the Americas, 5th Floor, New York, New York 10036

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BODY	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	BODY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE

On June 25, 2021 (the “Closing Date”), Forest Road Acquisition Corp., a Delaware corporation (prior to the Closing Date, “Forest Road”), consummated the previously announced business combination (“Business Combination”) with The Beachbody Company Group, LLC., a Delaware limited liability company (“Old Beachbody”) pursuant to the Agreement and Plan of Merger, dated as of February 9, 2021 (the “Merger Agreement”), by and among Forest Road, BB Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Forest Road (“BB Merger Sub”), MFH Merger Sub, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Forest Road (“Myx Merger Sub”), Old Beachbody and Myx Fitness Holdings, LLC, a Delaware limited liability company (“Myx”). In connection with the closing of the Business Combination, the registrant changed its name from Forest Road Acquisition Corp. to The Beachbody Company, Inc. (“New Beachbody”). New Beachbody will continue the existing business operations of Old Beachbody as a publicly traded company.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “New Beachbody,” “we,” “us,” and “our” refer to The Beachbody Company, Inc., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”) and the term “Old Beachbody” refers to The Beachbody Company Group, LLC, and its subsidiaries prior to the Closing Date and without giving effect to the Closing.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On June 25, 2021, in connection with the completion of the Business Combination and as contemplated by the Merger Agreement, the Company, certain stockholders of Old Beachbody and Forest Road Acquisition Sponsor LLC (the “Sponsor”) entered into a registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on May 27, 2021 beginning on page 114 under the heading “The Business Combination Proposal —Related Agreements —The Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Credit Agreement Amendment

As previously disclosed, on December 14, 2018, Beachbody, LLC, a Delaware limited liability company (“BB”) as a borrower, entered into a Credit Agreement with Old Beachbody and certain of BB’s subsidiaries, as guarantors, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent and letter of credit issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). In connection with the transactions contemplated by the Merger Agreement, on June 23, 2021, BB entered into an amendment to the Credit Agreement (the “Seventh Amendment”), which, among other things, (a) permits the consummation of the Business Combination and certain other transactions contemplated by the Merger Agreement, and (b) amends certain terms of the Credit Agreement to, among other things, (i) enable Old Beachbody and BB to consummate the Business Combination and certain other transactions contemplated by the Merger Agreement, (ii) require that New Beachbody join the Credit Agreement as a parent guarantor thereunder, and (iii) require that Myx Fitness, LLC join the Credit Agreement as a subsidiary guarantor thereunder. The consents and amendments to the Credit Agreement under the Seventh Amendment are subject to the consummation of the Business Combination and certain other customary closing conditions.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Seventh Amendment, which is included as Exhibit 10.6 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition of Disposition of Assets.

A special meeting of Forest Road stockholders was held on June 24, 2021 (the “Special Meeting”), where the Forest Road stockholders considered and approved, among other matters, a proposal to adopt the Merger Agreement.

Prior to the Special Meeting, holders of 8,383,485 shares of Forest Road’s Class A common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, for an aggregate of $83,837,574.56. Immediately after giving effect to the Business Combination (including as a result of the redemptions described above), there were 163,175,632 issued and outstanding shares of New Beachbody Class A common stock and 141,251,310 issued and outstanding shares of New Beachbody Class X common stock. Upon the Closing, Forest Road’s Class A common stock and warrants ceased trading, and New Beachbody Class A common stock and warrants began trading on the New York Stock Exchange (“NYSE”). Forest Road’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from NYSE. As of the Closing Date, our directors and executive officers and affiliated entities beneficially owned an aggregate of approximately 53.4% of the outstanding shares of New Beachbody Class A common stock and Class X common stock, and the former securityholders of Forest Road beneficially owned approximately 7.1% of the outstanding shares of New Beachbody Class A common stock and Class X common stock.

FORM 10 INFORMATION

Forward Looking Statements

This Current Report including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination described herein, and the financial condition, results of operations, earnings outlook and prospects of Forest Road and/or New Beachbody. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of New Beachbody as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to the following:

•	the projected financial information, anticipated growth rate and market opportunity of New Beachbody;

•	the ability to maintain the listing of New Beachbody Class A common stock or New Beachbody warrants on NYSE following the Business Combination;

•	New Beachbody’s ability to raise financing in the future;

•	New Beachbody’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

•	New Beachbody’s warrants are accounted for as liabilities and changes in the value of such warrants could have a material effect on New Beachbody’s financial results;

•	factors relating to the business, operations and financial performance of New Beachbody, Myx and their subsidiaries, including:

•	New Beachbody’s and Myx’s ability to effectively compete in the fitness and nutrition industries;

•	New Beachbody’s and Myx’s ability to successfully acquire and integrate new operations;

•	New Beachbody’s and Myx’s reliance on a few key products;

•	market conditions and global and economic factors beyond New Beachbody’s and Myx’s control;

•	intense competition and competitive pressures from other companies worldwide in the industries in which the combined company will operate;

•	litigation and the ability to adequately protect New Beachbody’s and Myx’s intellectual property rights;

•

costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize any financial projections or estimated pro forma results and the related underlying assumptions, including with respect to estimated Forest Road shareholder redemptions; and

•	other risk and uncertainties set forth in the Proxy Statement/Prospectus beginning on page 46 under the heading “Risk Factors,” which is incorporated herein by reference.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of New Beachbody prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to New Beachbody or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, New Beachbody undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The business of Forest Road prior to the Business Combination is described in the Proxy Statements/Prospectus under the heading “Information About Forest Road” and that information is incorporated herein by reference. The business of New Beachbody after the Business Combination is described in the Proxy Statement/Prospectus beginning on page 228 under the heading “Business of Beachbody” and that information is incorporated herein by reference.

RISK FACTORS

The risks associated with New Beachbody’s business are described in the Proxy Statement/Prospectus beginning on page 46 under the heading “Risk Factors” and that information is incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus under the headings “Index to Financial Statements,” “Unaudited Pro Forma Condensed Combined Financial Information,” “Notes to Pro Forma Unaudited Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Forest Road,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Beachbody” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Myx,” beginning on pages F-1, 164, 172, 194, 212 and 239, respectively, each of which is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Proxy Statement/Prospectus beginning on pages 212 and 239 under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Beachbody” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Myx,” respectively, is incorporated herein by reference.

PROPERTIES

The facilities of the Company are described in the Proxy Statement/Prospectus beginning on page 209 under the heading “Business of Beachbody—Facilities” and that information is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the New Beachbody common stock as of the Closing Date by:

•	each person known to be the beneficial owner of more than 5% of the outstanding shares of New Beachbody Class A common stock;

•	each director and each of the Company’s named executive officers; and

•	all current executive officers and directors as a group.

The information below is based on an aggregate of 163,175,632 shares of New Beachbody Class A common stock and 141,250,310 shares of New Beachbody Class X common stock issued and outstanding as of the Closing Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of New Beachbody Class A common stock and New Beachbody Class X common stock owned beneficially by such person. On all matters to be voted upon, holders of shares of New Beachbody Class A common stock and New Beachbody Class X common stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of New Beachbody Class A common stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of New Beachbody Class X common stock are entitled to ten votes per share on all matters submitted to stockholders for their vote or approval.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of New Beachbody common stock beneficially owned by them:

	Class A Common Stock		Class X Common Stock		Combined Voting Power (%)
Name and Address of Beneficial Owner(1)	Number	%	Number	%
5% Holders of New Beachbody:
Raine Entities(2)(3)	39,160,846	24.0%	—	—	2.5%
Directors and Executive Officers
Carl Daikeler(4)	—	—%	133,649,614	94.6%	84.8%
Jonathan Congdon(5)	17,376,629	10.6%	—	—	1.1%
Sue Collyns	3,050,583	1.8%	—	—%	* %
Michael Neimand	1,806,739	1.1%	—	—%	* %
Jonathan Gelfand	1,580,191	*	—	—%	*
Robert Gifford	1,385,864	*	—	—%	*
Kathy Vrabeck	—	—%	—	—%	—%
John Salter	—	—%	—	—%	—%
Michael Heller(6)	3,916,892	2.4%	7,600,696	5.4%	5.1%
Ben Van de Bunt	117,588	*	—	—%	*
Mary Conlin	—	—%	—	—%	—%
Kevin Mayer	—	—%	—	—%	—%
All New Beachbody directors and executive officers as a group (12 individuals)	29,234,486	17.1%	141,250,310	100.0%	91.0%

*—Less than 1.0%

(1)	Unless otherwise noted, the business address for each of the following entities or individuals is c/o The Beachbody Company, Inc., 3301 Exposition Blvd., Santa Monica, California 90404.
(2)	Includes RPIII Rainsanity LP, an affiliate of Raine, as well as Raine co-investment vehicles.
(3)	The business address of this shareholder is 65 East 55th Street, 24th Floor, New York, NY 10022.
(4)	Includes 133,649,614 shares owned by the Carl Daikeler & Isabelle Brousseau Daikeler Revocable Trust, over which Mr. Daikeler has sole voting and dispositive power.
(5)	Includes 17,376,629 shares owned by the Jonathan L. Congdon Revocable Trust, over which Mr. Congdon has sole voting and dispositive power.
(6)

Includes (i) 3,800,348 shares owned by the Ava Daikeler 2012 Irrevocable Trust and (ii) 3,800,348 shares owned by the Daniel Daikeler 2012 Irrevocable Trust, for both of which, Mr. Heller serves as trustee and has voting power.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Proxy Statement/Prospectus beginning on page 250 under the heading “Management of the Company Following the Business Combination” is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Proxy Statement/Prospectus beginning on page 257 under the heading “Executive Compensation” is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus beginning on page 264 under the heading “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

LEGAL PROCEEDINGS

The disclosure regarding legal proceedings contained in the Proxy Statement/Prospectus beginning on page 211 under the heading “Business of Beachbody—Legal Proceedings” is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Shares of New Beachbody Class A common stock began trading on the NYSE under the symbol “BODY” and the New Beachbody Warrants began trading on the NYSE under the symbol “BODY WS” on June 28, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria post-business combination, in lieu of the Class A ordinary shares, units and warrants of Forest Road. The Company has not paid any cash dividends on shares of New Beachbody common stock to date. It is the present intention of the Company’s board of directors to retain future earnings for the development, operation and expansion of its business and the Company’s board of directors does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Company’s board of directors and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of shares of New Beachbody common stock in connection with the Transactions, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The disclosure contained in the Proxy Statement/Prospectus beginning on page 271 under the heading “Description of Securities” is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

PIPE Placement

In connection with the execution of the Merger Agreement, Forest Road entered into Subscription Agreements, each dated as of February 9, 2021, with the Subscribers (as defined in the Subscription Agreements), pursuant to which the Subscribers agreed to purchase, and Forest Road agreed to sell the Subscribers, an aggregate of 22,500,000 shares of Forest Road Class A common stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $225.0 million (the “PIPE Placement”).

The PIPE Placement closed immediately prior to the Business Combination on the Closing Date. The placement agents, including Credit Suisse Securities (USA) LLC, Cantor Fitzgerald & Co. and The Raine Group LLC, received customary fees in connection with such closing equal to approximately $4,375,000 in the aggregate. The PIPE Shares were exchanged for shares of New Beachbody Class A common stock upon consummation of the Business Combination.

The PIPE Shares were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

This summary is qualified in its entirety by reference to the text of the Form of Subscription Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Closing, Forest Road changed its name to The Beachbody Company, Inc. and adopted Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws effective as of the Closing Date.

Amended and Restated Certificate of Incorporation

The shareholders of Forest Road approved the amended and restated certificate of incorporation at the Special Meeting, which became the Amended and Restated Certificate of Incorporation of the Company upon the Closing.

The material terms of each of the amended and restated certificate of incorporation and the general effect upon the rights of holders of the Company’s capital stock in the Proxy Statement/Prospectus under the headings “The Organizational Documents Proposal,” “Advisory Proposal A—Changes in Share Capital,” “Advisory Proposal B—Voting Rights of Common Stock,” “Advisory Proposal C—Declassification of the Company’s Board,” “Advisory Proposal D—Limiting the Ability to Act by Written Consent,” “Advisory Proposal E—Reaffirming the Court of Chancery of the State of Delaware as Exclusive Forum,” “Advisory Proposal F—Required Vote to Amend the

Bylaws,” and “Description of Securities,” beginning on pages 140, 145, 146, 147 and 271, respectively, each of which is incorporated herein by reference. The descriptions incorporated by reference herein are qualified in their entirety by reference to the text of the amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, the Company’s bylaws were amended and restated to be consistent with the amended and restated certificate of incorporation and to make certain other changes that Forest Road’s board of directors deemed appropriate for a public operating company, including certain transfer restrictions for certain holders of New Beachbody common stock obtained in the Business Combination.

The descriptions incorporated by reference herein are qualified in their entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.01. Change in Control of Registrant

Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 94 under the heading “Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 163,175,632 and 141,250,310 shares of New Beachbody Class A common stock and New Beachbody Class X common stock outstanding, respectively. As of such time, New Beachbody’s executive officers and directors and their affiliated entities held 53.4% of the outstanding shares of New Beachbody common stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Throughout this section, unless otherwise noted, “the Company,” “we,” “us,” “our” and similar terms refer to The Beachbody Company Group, LLC and its subsidiaries prior to the Closing of the Business Combination, and to The Beachbody Company, Inc., and its subsidiaries (other than Myx) on and after the Business Combination.

Compensatory Arrangements for Directors

Election of Certain Directors

At Closing, all incumbent directors and officers of Forest Road, Keith L. Horn, Zachary Tarica, Idan Shani, Salil Mehta, Thomas Staggs, Peter Schlessel, Martin Luther King III, Teresa Miles Walsh and Sheila A. Stamps, resigned. New Beachbody’s current directors and officers are described in the Proxy Statement/Prospectus beginning on page 250 under the heading “Management of the Company Following the Business Combination,” which disclosure is incorporated by reference herein.

On June 25, 2021, in connection with the Special Meeting, Carl Daikeler, Mary Conlin, Michael Heller, Kevin Mayer, John Salter and Ben Van de Bunt were each elected to the Board of Directors of New Beachbody.

Compensatory Arrangements for Executive Officers

General Description of New Employment Agreement

In connection with the Closing of the Business Combination, the Board of Directors of the Company (the “Board”) approved, and the Company entered into, an employment agreement with Susan Collyns (the “employment agreement”), which provides for Ms. Collyns’ continued employment with the Company as the Company’s Chief Financial Officer. The employment agreement supersedes and replaces the prior employment agreement between the Company and Ms. Collyns, dated as of June 25, 2014. The material terms of the employment agreement are as follows:

Under the employment agreement, Ms. Collyns reports to the Company’s Chief Executive Officer. Ms. Collyns’ employment under the employment agreement is at-will and will continue until terminated at any time by any party in accordance with the terms of the employment agreement.

In addition, the employment agreement provides for: (i) an annual base salary of $600,000, payable in accordance with the Company’s normal payroll practices and which may be increased (but not decreased) in the sole discretion of the Board; and (ii) effective on the Closing of the Business Combination, a target annual bonus opportunity equal to 75% of Ms. Collyns’ annual base salary, based on the achievement of individual and/or Company performance goals as determined by the Board in its sole discretion. Any such annual bonus earned by Ms. Collyns shall be payable to her on the date annual bonuses are paid to other senior executives of the Company (but in no event later than March 15th of the year following the year in which such bonus was earned), subject to Ms. Collyns’ continued employment through the applicable payment date. Under the employment agreement, Ms. Collyns (and her spouse and/or eligible dependents) are eligible to participate in the customary health, welfare and fringe benefit plans maintained by the Company for the benefit of its senior executives.

Under the employment agreement, if Ms. Collyns’ employment is terminated by the Company without “cause” or by Ms. Collyns for “good reason” (each, as defined in the employment agreement), then Ms. Collyns will be entitled to receive the following severance payments and benefits:

•

an amount equal to one times Ms. Collyns’ annual base salary as in effect at the time of termination, payable in substantially equal installments over the 12-month period following the termination date;

•

a lump sum cash payment equal to Ms. Collyns’ target annual bonus for the year of termination (prorated based on the number of days Ms. Collyns was employed by the Company during such year), payable on the date on which annual bonuses are paid to the Company’s senior executives generally (the “Prorated Target Bonus”);

•	continued healthcare coverage for 12 months after the termination date, at the same levels as in effect on the termination date; and

•

an additional 12 months of vesting for each outstanding and unvested time-vesting equity award then-held by Ms. Collyns or, if the termination occurs on or within 12 months following a “change in control” (as defined in the employment agreement), full accelerated vesting of all outstanding and unvested time-vesting equity awards then-held by Ms. Collyns.

In addition to the severance payments and benefits described above, if Ms. Collyns’ employment is terminated due to her death or disability, then Ms. Collyns will be entitled to receive (A) the Prorated Target Bonus and (B) an additional 12 months of vesting for each outstanding and unvested time-vesting equity award then-held by Ms. Collyns.

The severance payments and benefits described above are subject to Ms. Collyns’ (i) timely execution and non-revocation of a general release of claims in favor of the Company and (ii) continued compliance with customary confidentiality and non-disclosure restrictions, assignment of inventions covenants and service provider non-solicitation restrictions effective during employment and for the 12 months thereafter.

Further, the employment agreement includes a “best pay” provision under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to the executive.

The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Transaction Bonus

In connection with the Closing of the Business Combination, the Board approved a one-time cash transaction bonus to certain of its employees, including Ms. Collyns, to reward such employees for their service to the Company and incent such employees to continue in their service to the Company through and following the Closing Date. Ms. Collyns’ transaction bonus is payable in a single lump-sum payment equal to $300,000.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 to this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06. Changes in Shell Company Status

On June 25, 2021, as a result of the consummation of the Business Combination, which fulfilled the “initial business combination” requirement of Forest Road’s Amended and Restated Certificate of Incorporation, Forest Road ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus beginning on page 94 under the heading “The Business Combination Proposal,” which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

A copy of the press release announcing the Closing is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events

Upon the Closing, all outstanding Forest Road ordinary shares were converted by operation of law on a one-for-one basis into shares of New Beachbody Class A common stock. Forest Road’s outstanding units that have not been previously separated into the underlying Forest Road Class A ordinary shares and one-third of an Forest Road warrant were cancelled and each unitholder received one share of New Beachbody Class A common stock and one-third of a New Beachbody warrant, provided that no fractional New Beachbody warrants were issued upon separation of the Forest Road units. Forest Road’s outstanding warrants became exercisable for shares of New Beachbody Class A common stock on the same terms as were contained in such warrants prior to the Business Combination.

In accordance with Rule 12g-3(a) under the Exchange Act, the Forest Road Class A ordinary shares and the warrants to purchase Forest Road Class A ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act in connection with New Beachbody becoming the successor issuer to Forest Road. The New Beachbody Class A common stock and New Beachbody warrants are listed for trading on the NYSE under the symbols “BODY,” and “BODY WS,” respectively, and the CUSIP numbers relating to the New Beachbody Class A common stock and New Beachbody warrants are 073463101 and 073463119, respectively.

On June 28, 2021, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), The Beachbody Company Group, LLC’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of operations for each of the three years in the period ended December 31, 2020, and the related notes are incorporated by reference.

In accordance with Rule 12b-23, The Beachbody Company Group, LLC’s unaudited consolidated balance sheets as of March 31, 2021, the related consolidated statements of operations for the three months ended March 31, 2021 and 2020, and the related notes are incorporated by reference.

(b)	Pro Forma Financial Information

In accordance with Rule 12b-23, unaudited pro forma condensed combined financial information regarding Old Beachbody to reflect the consummation of the Business Combination are incorporated by reference to such unaudited pro forma condensed combined financial information appears in Exhibit 99.1.

(c)	None

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 9, 2021, by and among Forest Road Acquisition Corp., BB Merger Sub, Inc., Myx Merger Sub, LLC, The Beachbody Company Group, LLC, And Myx Fitness Holdings, LLC. (incorporated by reference to Exhibit 2.1 to Forest Road Acquisition Corp.’s Current Report on Form 8-K filed February 9, 2021).

3.1*	Amended and Restated Certificate of Incorporation of The Beachbody Company, Inc.

3.2*	Amended and Restated Bylaws of The Beachbody Company, Inc.

4.1*	Specimen Class A Common Stock Certificate of The Beachbody Company, Inc.

4.2	Warrant Agreement, dated November 24, 2020, by and between Forest Road Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent. (incorporated by reference to Exhibit 4.1 to Forest Road Acquisition Corp.’s Current Report on Form 8-K, filed on December 1, 2020).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 5 to the Registration Statement on Form S-4 (File No. 333-253136) filed May 27, 2021 (“Amendment No. 5 to the S-4”)).

10.2	Sponsor Agreement, dated as of February 9, 2021, by and among Forest Road Acquisition Corp., Forest Road Acquisition Sponsor LLC and The Beachbody Company Group, LLC (incorporated by reference to Exhibit 10.2 to Amendment No. 5 to the S-4).

10.3*	Amended and Restated Registration Rights Agreement, by and among The Beachbody Company, Inc., Forest Road Acquisition Sponsor LLC, The Beachbody Company Group, LLC, Kevin Mayer and certain stockholders of The Beachbody Company, Inc.

10.4*^	Employment Agreement between The Beachbody Company, Inc. and Susan Collyns.

10.5^	Offer of Employment Letter, dated January 20, 2017, by and between The Beachbody Company Group, LLC and Robert Gifford (incorporated by reference to Exhibit 10.10 to Amendment No. 5 to the S-4).

10.6*	Consent and Seventh Amendment to Credit Agreement, dated as of June 23, 2021, by and among Beachbody, LLC, The Beachbody Company Group, LLC, certain subsidiaries of Beachbody, LLC party thereto, the lenders party hereto, and Bank of America, N.A., as administrative agent and letter of credit issuer.

21.1*	List of Subsidiaries.

99.1*	Unaudited Pro Forma Condensed Combined Financial Information of The Beachbody Company, Inc., Myx Fitness Holdings, LLC and Forest Road Acquisition Corp. as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021.

99.2*	Press Release, dated June 28, 2021.

*	Filed or furnished herewith
^	Indicates management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2021

The Beachbody Company, Inc.

By:	/s/ Jonathan Gelfand
	Name:	Jonathan Gelfand
	Title:	Chief Legal Officer